          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Amcast Industrial Corporation (the "Issuer") on Form 10-K for the fiscal year ended August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Francis J. Drew, Vice President, Finance and Chief Financial Officer of the Issuer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

By: /s/ Francis J. Drew
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   Francis J. Drew
   Vice President, Finance and Chief Financial Officer
   November 13, 2002